Exhibit 32.2

                                  CERTIFICATION

              Pursuant to 18 U.S.C. 1350 as adopted by Section 906
                        of the Sarbanes-Oxley Act of 2002

     In connection with the Quarterly Report of Tiffany & Co. (the "Company") on Form 10-Q/A Amendment No. 1 for the period ended July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James N. Fernandez, as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   February 7, 2006



                                                /s/ James N. Fernandez
                                                -----------------------------
                                                    James N. Fernandez
                                                Executive Vice President and
                                                  Chief Financial Officer